Exhibit 99.11
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of a Statement on Schedule 13D and all amendments thereto with respect to the units representing limited partner interests in Energy Transfer Equity L.P. beneficially owned by each of them, as applicable, and to the inclusion of this Joint Filing Agreement as an exhibit thereto.

Dated: May 18, 2010	RANDA DUNCAN WILLIAMS

	By:	/s/ Randa Duncan Williams

Dated: May 18, 2010	The DD LLC TRUSTEES pursuant to the Dan Duncan LLC Voting Trust Agreement

	By:	/s/ Randa Duncan Williams

Randa Duncan Williams
Trustee

/s/ Ralph S. Cunningham

Dr. Ralph S. Cunningham
Trustee

/s/ Richard H. Bachmann

Richard H. Bachmann
Trustee

Dated: May 18, 2010	The EPCO TRUSTEES pursuant to the EPCO, Inc. Voting Trust Agreement

	By:	/s/ Randa Duncan Williams

Randa Duncan Williams
Trustee

/s/ Ralph S. Cunningham

Dr. Ralph S. Cunningham
Trustee

/s/ Richard H. Bachmann

Richard H. Bachmann
Trustee
Joint Filing Agreement Signature Page

Dated: May 18, 2010	The ESTATE of DAN L. DUNCAN

	By:	/s/ Randa Duncan Williams
Randa Duncan Williams
Independent Co-Executor

/s/ Ralph S. Cunningham

Dr. Ralph S. Cunningham
Independent Co-Executor

/s/ Richard H. Bachmann

Richard H. Bachmann
Independent Co-Executor

Dated: May 18, 2010	DAN DUNCAN LLC

	By:	/s/ Richard H. Bachmann

Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	EPE HOLDINGS, LLC

	By:	DAN DUNCAN LLC, its sole member

	By:	/s/ Richard H. Bachmann

Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	ENTERPRISE GP HOLDINGS L.P.

	By:	EPE HOLDINGS, LLC, its general partner

	By:	DAN DUNCAN LLC, its sole member

	By:	/s/ Richard H. Bachmann

Richard H. Bachmann
Executive Vice President, Chief Legal
Officer and Secretary
Joint Filing Agreement Signature Page